SB Adjustable Rate Income Fund Smith Barney Classes of Shares


Sub-Item 77E

Registrant incorporates by reference Registrant's Form 497/Definitive materials dated OCTOBER 26, 2005 filed on OCTOBER 26, 2005.
(Accession No. 0001193125-05-208546)